UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 04/20/2017

CITIZENS FIRST CORPORATION

(Exact name of registrant as specified in its charter)

Kentucky	001-33126	61-0912615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Ashley Street, Bowling Green, Kentucky	42103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (270) 393-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 20, 2017, Citizens First Corporation (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The press release announced the Company’s operating results for the first quarter ended March 31, 2017.

The information in this Item 2.02 in this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01. REGULATION FD DISCLOSURE.

On April 20, 2017, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release includes the results of operations and the financial condition of the Company as of and for the first quarter ended March 31, 2017. See “Item 2.02 Results of Operations and Financial Condition” which is incorporated by reference in this item 7.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1   Press Release dated April 20, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION
(Registrant)

By:	/s/ M. Todd Kanipe
M. Todd Kanipe
President and Chief Executive Officer

Date: April 20, 2017

EXHIBIT INDEX

99.1Press Release dated April 20, 2017